Blend Reports Second Quarter 2021 Financial Results

SAN FRANCISCO, Aug. 19, 2021 -- Blend Labs, Inc. (NYSE:BLND), a leader in cloud banking software, today announced financial results for the second quarter ended June 30, 2021.

Second Quarter Financial Highlights

•Revenue of $32.1 million, up $10.1 million, or 46% year-over-year
•Loss from operations of $39.6 million, compared with $20.8 million in the prior year
•Non-GAAP loss from operations of $26.3 million, compared with $16.4 million in the prior year
•Total banking transaction volume of over 520,000, up 51% year-over-year

“In the second quarter we continued to expand our customer base and grow within existing customers, closed a large acquisition that will accelerate the advancement of our platform, and executed a successful IPO with strong investor interest and support,” said Nima Ghamsari, co-founder and head of Blend. “Today’s consumers are looking for proactive financial services experiences that are on par with the rest of their digital lives, and I’m confident we can help our customers exceed these evolving expectations as we innovate together.”

Second Quarter Business Highlights

•We closed our acquisition of Title365 and integration work is well underway
•We now serve 32 of the top 100 U.S. financial services firms by assets under management, up from 31 at the end of 2020, and 28 of the top 100 U.S. non-bank mortgage lenders, up from 24 at the end of 2020
•Customer wins include Mr. Cooper, a top-15 U.S. mortgage lender (mortgage, title, and close), KeyBank, a top-20 U.S. bank (mortgage), Bilt Technologies (credit card), and BECU, one of the nation’s largest credit unions (consumer banking suite)
•We deepened relationships with large existing customers, including Utah Community Credit Union (consumer banking suite), Fairway Independent Mortgage, a top-10 U.S. mortgage lender (mortgage), and BMO Harris Bank, a top-25 U.S. bank (personal loans)

“Blend's performance reflects a continued increase in banking transactions from our customers as our platform gains more traction across the financial services industry,” said Marc Greenberg, head of finance at Blend. “We remain on track for a strong 2021 as we continue focusing on onboarding new customers to our platform, driving adoption of new Blend products, and progressing on the migration of Title365 customers to Blend Title.”

FY2021 Guidance

•Revenue is expected to be in the range of $226-$232 million
•Pro forma revenue, which includes the contribution of Title365 as if the acquisition was completed on December 31, 2020, is expected to be in the range of $365-$371 million

Webcast and Conference Call Information

The Company will host a conference call today at 2 p.m. PT / 5:00 pm ET to discuss second quarter 2021 financial results, business highlights, and future outlook. Hosting the call will be Nima Ghamsari, co-founder and head of Blend, Marc Greenberg, head of finance, and Tim Mayopoulos, president. The call will be webcast live from the Company's investor relations website at https://investor.blend.com. The conference call can also be accessed live over the phone by dialing (877) 407-4018, or (201) 689-8471 for international callers. A replay will be available after the call and can be accessed at the same website or by dialing (844) 512-2921, or (412) 317-6671 for international callers; the conference ID is 13722121. The replay will be available through Thursday, August 26, 2021.

Blend announces material information to the public through a variety of means, including filings with the Securities and Exchange Commission, the investor relations section of our website, press releases, public conference calls, webcasts, our corporate blog at blend.com/blog, and our Twitter account (@blendlabsinc), as a means of achieving broad, non-exclusionary distribution of material information to the public and for complying with its disclosure obligations under Regulation FD. Information on or that can be accessed through Blend’s investor relations website, these other channels, or that is contained in any website to which a hyperlink is provided herein is not part of this press release.

This press release, the financial tables, as well as other supplemental information including the reconciliations of non-GAAP financial measures and certain key metrics to their nearest comparable GAAP financial measures, are also available on Blend’s Investor Relations website. Blend also provides investor information, including news and commentary about Blend’s business and financial performance, Blend’s filings with the Securities and Exchange Commission, notices of investor events and Blend’s press and earnings releases, on Blend’s Investor Relations website.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements may relate to, but are not limited to, quotations of management, outlook for 2021, the “FY2021 Guidance” section above, expectations of future results of operations or financial performance of Blend Labs, Inc. (“Blend,” the “Company,” “we,” “us,” or similar terms), market size and growth opportunities, capital expenditures, plans for future operations, competitive position, technological capabilities, and strategic relationships, as well as assumptions relating to the foregoing. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantiﬁed. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “would,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other comparable terminology that concern Blend’s expectations, strategy, plans or intentions. You should not put undue reliance on any forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by which such performance or results will be achieved, if at all.

Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith beliefs and assumptions as of that time with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. These risks and uncertainties include the possibility that: we fail to retain our existing customers or to acquire new customers in a cost-effective manner; our customers fail to maintain their utilization of our products and services; our relationships with any of our key customers were to be terminated or the level of business with them significantly reduced over time; we are unable to compete in highly competitive markets; we are unable to manage our growth; we are unable to make accurate predictions about our future performance due to our limited operating history in an evolving industry; we are unable to successfully integrate or realize the benefits of our acquisition of Title365; or changes in market interest rates adversely affect our business. Further information on these risks and other factors that could affect our financial results are set forth in our filings with the Securities and Exchange Commission, including under the heading titled “Risk Factors” in our prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, on July 16, 2021, and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2021 that will be filed following this press release. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this press release may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. These factors could cause actual results, performance, or achievement to differ materially and adversely from those anticipated or implied in the forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this press release. Except as required by law, Blend does not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments, or otherwise.

About Non-GAAP Financial Measures and Other Key Metrics

In addition to financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), this press release and the accompanying tables contain, and the conference call will contain, non-GAAP financial measures, including non-GAAP gross profit, non-GAAP operating expenses, non-GAAP loss from operations, and non-GAAP net loss. These non-GAAP financial measures adjust the related GAAP financial measures to exclude non-cash stock-based compensation and warrant amortization expense, amortization of acquired intangible assets, non-recurring acquisition-related costs, and non-recurring income tax expenses or benefits related to acquisitions. Our management uses these non-GAAP financial measures internally in analyzing our financial results and believes they are useful to investors, as a supplement to the corresponding GAAP financial measures, in evaluating our ongoing operational performance and trends, in allowing for greater transparency with respect to measures used by our management in their financial and operational decision making, and in comparing our results of operations with other companies in the same industry, many of which present similar non-GAAP financial measures to help investors understand the operational performance of their businesses. However, it is important to note that the particular items we exclude from, or include in, our non-GAAP financial measures may differ from the items excluded from, or included in, similar non-GAAP financial measures used by other companies in the same industry. In addition, other companies may utilize metrics that are not similar to ours.

The non-GAAP financial information is presented for supplemental informational purposes only and is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. There are material limitations associated with the use of non-GAAP financial measures since they exclude significant expenses and income that are required by GAAP to be recorded in our financial statements. Please see the reconciliation tables at the end of this release for the reconciliation of GAAP and non-GAAP results. Management encourages investors and others to review Blend’s financial information in its entirety and not rely on a single financial measure.

We adjust the following items from our non-GAAP financial measures:

Stock-based compensation and amortization of warrant. We exclude stock-based compensation and amortization of warrant, which are non-cash expenses, from our non-GAAP financial measures because we believe that excluding these items provides meaningful supplemental information regarding operational performance. In particular, companies calculate stock-based compensation expense using a variety of valuation methodologies and subjective assumptions, and expense related to stock-based awards can vary significantly based on the timing, size and nature of awards granted.

Amortization of acquired intangible assets. We exclude amortization of acquired intangible assets, which is a non-cash expense, from our non-GAAP financial measures. We exclude these amortization expenses because we do not believe these expenses have a direct correlation to the operation of our business.

Acquisition-related costs. We exclude costs related to acquisitions from our non-GAAP financial measures as we do not consider these costs to be related to organic continuing operations of the acquired business or relevant to assessing the long-term performance of the acquired assets. These adjustments allow for more accurate comparisons of the financial results to historical operations and forward looking guidance. These costs include financial advisory, legal, accounting and other transactional costs incurred in connection with acquisition activities, and non-recurring transition and integration costs.

Income taxes related to acquisition. We exclude tax benefits related to acquisitions from our non-GAAP financial measures. These tax benefits realized consist of the change in the valuation allowance resulting from acquisitions.

About Blend

Blend’s cloud banking platform is designed to power the end-to-end consumer journey for any banking product, from application to close. Our technology is used by Wells Fargo, U.S. Bank, and over 310 other financial services firms to acquire more customers, increase productivity, and deepen relationships. Through our software, we enable our customers to process an average of more than $5 billion in loans per day, helping consumers get into homes and gain access to the capital they need to lead better lives. To learn more, visit blend.com.

Blend Labs, Inc.
Condensed Consolidated Balance Sheets
(In thousands, except share and per share amounts)
(Unaudited)

	June 30, 2021	December 31, 2020
Assets
Current assets:
Cash and cash equivalents	$369,726	$41,092
Marketable securities	83,959	110,631
Trade and other receivables	36,659	14,981
Prepaid expenses and other current assets	27,062	19,268
Restricted cash	—	173
Total current assets	517,406	186,145
Property and equipment, net	8,596	4,594
Operating lease right-of-use assets	15,070	12,685
Intangible assets, net	194,175	1,208
Goodwill	284,798	—
Deferred contract costs	3,939	5,414
Restricted cash, non-current	5,357	5,023
Other non-current assets	14,196	676
Total assets	$1,043,537	$215,745
Liabilities, Redeemable Noncontrolling Interest and Stockholders’ Equity
Current liabilities:
Accounts payable	$6,273	$3,437
Deferred revenue	11,478	13,622
Accrued compensation	13,819	9,060
Other current liabilities	29,693	8,910
Acquisition consideration payable	195,577	—
Total current liabilities	256,840	35,029
Operating lease liabilities, non-current	14,555	14,004
Acquisition consideration expected to be funded from long-term debt proceeds	225,000	—
Other long-term liabilities	14,423	3,375
Total liabilities	510,818	52,408
Commitments and contingencies (Note 7)
Redeemable noncontrolling interest	46,266	—
Stockholders’ equity:
Founders Convertible Preferred Stock, $0.00001 par value: 1,026,008 shares authorized as of June 30, 2021 and December 31, 2020; 691,666 and 1,026,007 shares issued and outstanding as of June 30, 2021 and December 31, 2020, respectively	—	—
Convertible Preferred Stock, $0.00001 par value: 149,566,300 and 127,097,070 shares authorized as of June 30, 2021 and December 31, 2020, respectively; 146,180,902 and 121,352,684 shares issued and outstanding as of June 30, 2021 and December 31, 2020, respectively; aggregate liquidation preference of $710,477 and $387,841 as of June 30, 2021 and December 31, 2020, respectively	702,940	385,225
Class A common stock, $0.00001 par value: 198,765,859 and 143,161,807 shares authorized as of June 30, 2021 and December 31, 2020, respectively; 14,880,393 and 15,038,726 shares issued and outstanding as of June 30, 2021 and December 31, 2020, respectively	—	—
Class B common stock, $0.00001 par value: 286,666,667 and 228,333,333 shares authorized as of June 30, 2021 and December 31, 2020, respectively; 45,259,907 and 32,908,824 shares issued and outstanding, including 3,110,044 and 495,650 shares of early exercised stock options as of June 30, 2021 and December 31, 2020, respectively	1	1
Additional paid-in capital	77,661	50,968
Accumulated other comprehensive income (loss)	4	(5)
Accumulated deficit	(294,153)	(272,852)
Total stockholders’ equity	486,453	163,337
Total liabilities, redeemable noncontrolling interest and stockholders’ equity	$1,043,537	$215,745

Blend Labs, Inc.
Condensed Consolidated Statements of Operations and Comprehensive Income (Loss)
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Revenue	$32,062	$21,920	$63,937	$37,523
Cost of revenue	12,360	8,665	23,220	16,023
Gross profit	19,702	13,255	40,717	21,500
Operating expenses:
Research and development	20,884	14,675	37,958	26,496
Sales and marketing	18,271	11,557	34,136	24,987
General and administrative	20,181	7,830	35,464	13,908
Total operating expenses	59,336	34,062	107,558	65,391
Loss from operations	(39,634)	(20,807)	(66,841)	(43,891)
Other income (expense), net	112	239	262	479
Loss before income taxes	(39,522)	(20,568)	(66,579)	(43,412)
Income tax benefit (expense)	45,288	(6)	45,278	(13)
Net income (loss)	5,766	(20,574)	(21,301)	(43,425)
Less: Undistributed earnings attributable to participating securities	(5,766)	—	—	—
Net income (loss) attributable to common stockholders	$—	$(20,574)	$(21,301)	$(43,425)

Net income (loss) per share:
Basic	$0.00	$(0.53)	$(0.44)	$(1.14)
Diluted	$0.00	$(0.53)	$(0.44)	$(1.14)
Weighted average shares used in calculating net income (loss) per share:
Basic	51,956	39,166	48,547	37,997
Diluted	77,864	39,166	48,547	37,997

Comprehensive income (loss):
Net income (loss)	$5,766	$(20,574)	$(21,301)	$(43,425)
Unrealized (loss) gain on marketable securities	(6)	175	9	3
Comprehensive income (loss)	$5,760	$(20,399)	$(21,292)	$(43,422)

Blend Labs, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Six Months Ended June 30,
	2021	2020
Operating activities
Net loss	$(21,301)	$(43,425)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock-based compensation	10,625	6,641
Depreciation and amortization	1,654	2,430
Amortization of deferred contract costs	2,611	1,631
Amortization of operating lease right-of-use assets	1,135	1,144
Release of valuation allowance and change in deferred taxes	(46,511)	—
Other	829	151
Changes in operating assets and liabilities:
Trade and other receivables	(1,898)	(7,270)
Prepaid expenses and other assets, current and non-current	(6,904)	(2,397)
Deferred contract costs, non-current	1,475	821
Accounts payable	1,671	(409)
Deferred revenue	(2,144)	(765)
Accrued compensation	1,372	619
Operating lease liabilities	(1,275)	(1,263)
Other liabilities, current and non-current	5,560	2,353
Net cash used in operating activities	(53,101)	(39,739)
Investing activities
Purchases of marketable securities	(48,852)	(66,203)
Sales of marketable securities	—	30,447
Maturities of marketable securities	74,832	57,675
Purchases of property and equipment	(525)	(541)
Purchase of other investment	(3,000)	—
Cash acquired in connection with business combination	16,834	—
Purchases of intangible assets	—	(9)
Net cash provided by investing activities	39,289	21,369
Financing activities
Repurchases of unvested early exercised stock options	(11)	(16)
Proceeds from exercises of stock options, including early exercises	23,388	2,993
Proceeds from issuance of Convertible Preferred Stock, net of issuance costs	309,701	—
Payment of deferred offering costs	(2,970)	—
Proceeds from exercises of Convertible Preferred Stock warrants	10,172	—
Repayment of employee promissory note collateralized by common stock	2,881	—
Payment of debt issuance costs	(554)	—
Net cash provided by financing activities	342,607	2,977
Net increase (decrease) in cash, cash equivalents, and restricted cash	328,795	(15,393)
Cash, cash equivalents, and restricted cash at beginning of period	46,288	28,462
Cash, cash equivalents, and restricted cash at end of period	$375,083	$13,069
Reconciliation of cash, cash equivalents, and restricted cash within the consolidated balance sheets:
Cash and cash equivalents	$369,726	$7,253
Restricted cash	5,357	5,816
Total cash, cash equivalents, and restricted cash	$375,083	$13,069
Supplemental disclosure of cash flow information:
Cash paid for income taxes	$45	$3
Supplemental disclosure of non-cash investing and financing activities:
Acquisition cash consideration not yet paid	$420,938	$—
Vesting of early exercised stock options	$1,537	$159
Additions of property and equipment included in accrued expenses	$57	$15
Deferred offering costs not yet paid	$4,830	$—

Blend Labs, Inc.
Reconciliation of GAAP to non-GAAP Measures
(In thousands)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
GAAP gross profit	$19,702	$13,255	$40,717	$21,500
Non-GAAP expenses:
Stock-based compensation(1)	157	18	215	37
Non-GAAP gross profit	$19,859	$13,273	$40,932	$21,537

GAAP operating expenses	$59,336	$34,062	$107,558	$65,391
Non-GAAP expenses:
Stock-based compensation(1) and amortization of warrant	6,495	3,462	10,626	6,759
Acquisition-related expenses(2)	6,635	966	10,842	967
Non-GAAP operating expenses	$46,206	$29,634	$86,090	$57,665

GAAP loss from operations	$(39,634)	$(20,807)	$(66,841)	$(43,891)
Non-GAAP expenses:
Stock-based compensation(1) and amortization of warrant	6,652	3,480	10,841	6,796
Acquisition-related expenses(2)	6,635	966	10,842	967
Non-GAAP loss from operations	$(26,347)	$(16,361)	$(45,158)	$(36,128)

GAAP net income (loss)	$5,766	$(20,574)	$(21,301)	$(43,425)
Non-GAAP expenses:
Stock-based compensation(1) and amortization of warrant	6,652	3,480	10,841	6,796
Acquisition-related expenses(2)	6,635	966	10,842	967
Income tax benefit related to acquisition(3)	(45,302)	—	(45,302)	—
Non-GAAP net loss	$(26,249)	$(16,128)	$(44,920)	$(35,662)

(1) Stock-based compensation by function:
Cost of revenue	$157	$18	$215	$37
Research and development	2,832	2,457	4,218	3,214
Sales and marketing	1,924	494	3,297	2,285
General and administrative	1,696	433	2,895	1,105
Total	$6,609	$3,402	$10,625	$6,641

(2) Acquisition-related expenses include non-recurring due diligence, transaction and integration costs recorded within general and administrative expenses
(3) Income tax benefit related to acquisition represents the non-recurring release of historical valuation allowance resulting from the recognition of a deferred tax liability in connection with the Title365 acquisition

Contacts
Investor Relations
ir@blend.com

Media
Sarah Frueh
press@blend.com